Income taxes	12 Months Ended
Dec. 31, 2019
Income taxes
Income taxes

12. Income taxes

Components of the income tax expense

EURm	2019	2018	2017
Continuing operations
Current tax	(367)	(530)	(261)
Deferred tax	229	341	(666)
Total	(138)	(189)	(927)

Income tax reconciliation

Reconciliation of the difference between income tax computed at the statutory rate in Finland of 20% and income tax recognized in the consolidated income statement:

EURm	2019	2018	2017
Income tax (expense)/benefit at statutory rate	(31)	72	102
Permanent differences	53	(22)	85
Tax impact on operating model changes(1)	30	13	(245)
Non-creditable withholding taxes	(31)	(24)	(29)
Income taxes for prior years(2)	(13)	26	(132)
Effect of different tax rates of subsidiaries operating in other jurisdictions	(38)	(31)	178
Effect of deferred tax assets not recognized(3)	(99)	(205)	(164)
Benefit arising from previously unrecognized deferred tax assets	29	46	56
Net increase in uncertain tax positions	(6)	(43)	–
Change in income tax rates(4)	(30)	(45)	(738)
Income taxes on undistributed earnings	(2)	26	(42)
Other	–	(2)	2
Total	(138)	(189)	(927)
(1)

In 2017, the Group continued to integrate former Nokia and Alcatel Lucent operating models, the Group transferred certain intellectual property between its operations in Finland and in the United States, recording a tax expense of EUR 245 million. These transactions reduced the deferred tax assets in the United States and increased the deferred tax assets in Finland.

(2)

In 2017, the Group recorded a EUR 139 million tax expense related to an uncertain tax position in Germany. The matter relates to the disposal of the former Alcatel Lucent railway signaling business in 2006 to Thalès.

(3)	In 2018, relates primarily to foreign withholding tax credits in Finland.
(4)

In 2017, primarily resulting from the tax rate change in the United States. The United States federal income tax rate reduction caused a revaluation of the United States deferred tax assets and liabilities, resulting in the recognition of an additional tax provision of EUR 777 million.

Income tax liabilities and assets include a net EUR 154 million liability (EUR 177 million in 2018) relating to uncertain tax positions with inherently uncertain timing of cash outflows.

Prior period income tax returns for certain Group companies are under examination by local tax authorities. The Group has on-going tax investigations in various jurisdictions, including the United States, Canada, India, Saudi Arabia and South Korea. The Group’s business and investments, especially in emerging market countries, may be subject to uncertainties, including unfavorable or unpredictable tax treatment. Management judgment and a degree of estimation are required in determining the tax expense or benefit. Even though management does not expect that any significant additional taxes in excess of those already provided for will arise as a result of these examinations, the outcome or actual cost of settlement may vary materially from estimates.

Deferred tax assets and liabilities

	2019			2018
	Deferred	Deferred		Deferred	Deferred
EURm	tax assets	tax liabilities	Net balance	tax assets	tax liabilities	Net balance
Tax losses carried forward and unused tax credits	1 301	–		1 300	–
Undistributed earnings	–	(83)		–	(80)
Intangible assets and property, plant and equipment	3 257	(279)		2 922	(299)
Right-of-use assets(1)	2	(221)		–	–
Defined benefit pension assets	55	(1 150)		51	(1 028)
Other non-current assets	62	(53)		28	(21)
Inventories	216	(24)		196	(16)
Other current assets	164	(32)		178	(16)
Lease liabilities(1)	220	–		–	–
Defined benefit pension and other post-employment liabilities	1 006	(29)		962	–
Other non-current liabilities	32	–		30	(10)
Provisions	213	(51)		205	(47)
Other current liabilities	182	(126)		220	(84)
Other temporary differences	99	(27)		77	(7)
Total before netting	6 809	(2 075)	4 734	6 169	(1 608)	4 561
Netting of deferred tax assets and liabilities	(1 685)	1 685	–	(1 258)	1 258	–
Total after netting	5 124	(390)	4 734	4 911	(350)	4 561
(1)	The Group adopted IFRS 16, Leases, on January 1, 2019, refer to Note 3, New and amended standards and interpretations and Note 16, Leases.

Movements in the net deferred tax balance during the year:

EURm	2019	2018	2017
As of January 1	4 561	4 169	5 298
Adoption of new IFRS standards(1)	(1)	19	–
Recognized in income statement, Continuing Operations	229	341	(666)
Recognized in income statement, Discontinued Operations	–	29	2
Recognized in other comprehensive income	(84)	(57)	(150)
Recognized in equity	(7)	6	(7)
Acquisitions through business combinations and disposals	–	–	(29)
Translation differences	36	54	(279)
As of December 31	4 734	4 561	4 169

(1)In 2019, adoption of IFRS 16, Leases. In 2018, adoption of IFRS 9, Financial Instruments, and IFRS 15, Revenue from Contracts with Customers.

Amount of temporary differences, tax losses carried forward and tax credits for which no deferred tax asset was recognized due to uncertainty of utilization:

EURm	2019	2018
Temporary differences	1 716	1 600
Tax losses carried forward	18 609	18 757
Tax credits	101	108
Total	20 426	20 465

The majority of the unrecognized temporary differences and tax losses relate to France. Based on the pattern of losses in the past years and in the absence of convincing other evidence of sufficient taxable profit in the future years, it is uncertain whether these deferred tax assets can be utilized in the foreseeable future. A significant portion of the French unrecognized deferred tax assets are indefinite in nature and available against future French tax liabilities, subject to a limitation of 50% of annual taxable profits.

Deferred tax assets are recognized to the extent it is probable that future taxable profit will be available against which the unused tax losses, unused tax credits and deductible temporary differences can be utilized in the relevant jurisdictions. The majority of the Group's recognized deferred tax assets relate to unused tax losses, tax credits and deductible temporary differences in Finland of EUR 2.8 billion (EUR 2.5 billion in 2018) and the United States of EUR 1.1 billion (EUR 1.2 billion in 2018).

The Group continually evaluates the probability assessment in respect of the utilization of deferred tax assets. As it relates to Finland, the Group has considered the following favorable and unfavorable factors in this assessment:

▪

The recent years’ cumulative profitability in Finland, excluding certain integration costs in Finland related to the acquisition of Alcatel Lucent in 2016, which are considered as non-recurring in nature;

▪	The historical and expected future positive impact on Finnish taxable income from Nokia Technologies;
▪	The risks and investments related to 5G roll-out; and
▪	The relevant attributes underlying the deferred tax assets are generally not subject to expire.

Based on its assessment, the Group has concluded that it is probable that it will be able to utilize the tax losses, tax credits and deductible temporary differences in Finland. The Group will continue to monitor the above factors, including in particular its actual profit record, in upcoming periods.

As it relates to the United States, the Group has an established pattern of sufficient tax profitability to conclude that it is probable that the Group will utilize the deferred tax assets.

Expiry of tax losses carried forward and unused tax credits:

	2019			2018
EURm	Recognized	Unrecognized	Total	Recognized	Unrecognized	Total
Tax losses carried forward
Within 10 years	2 181	1 609	3 790	2 195	1 698	3 893
Thereafter	–	6	6	353	58	411
No expiry	1 728	16 994	18 722	1 497	17 001	18 498
Total	3 909	18 609	22 518	4 045	18 757	22 802
Tax credits
Within 10 years	251	88	339	249	92	341
Thereafter	237	2	239	204	5	209
No expiry	13	11	24	11	11	22
Total	501	101	602	464	108	572

The Group has undistributed earnings of EUR 1 104 million (EUR 709 million in 2018) for which a deferred tax liability has not been recognized as these earnings will not be distributed in the foreseeable future.